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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         September 14, 2001
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                               Dean Foods Company
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-08262                   36-0984820
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

  3600 N. River Road                Franklin Park, IL                   60131
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code    (847) 678-1680
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         (Former name or former address, if changed since last report)

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Item 5 - Other Events


                    DEAN FOODS ANNOUNCES SHAREHOLDER APPROVAL
                           OF MERGER WITH SUIZA FOODS

Franklin Park, IL -- September 14, 2001 -- Dean Foods Company (NYSE: DF) announced that its shareholders approved the proposed merger between Dean Foods and Suiza Foods at a special meeting held today. Approximately 63% of the shares outstanding as of the record date were voted in favor of the merger transaction. Of the total shares voted, over 96% of the votes approved the merger.
         Suiza Foods has scheduled its meeting of shareholders to vote on the merger on September 21, 2001. The closing of the merger remains subject to certain conditions included in the merger agreement, including clearance by the Department of Justice. The merger is expected to be completed by the end of the year.
         Dean Foods is one of the nation's leading dairy processors and distributors producing a full line of branded and private label products, including fluid milk, ice cream and extended shelf life products, which are sold under the Dean's and other strong regional brand names. Dean Foods is the industry leader in other food products including pickles, powdered non-dairy coffee creamers, aseptically packaged foodservice products, and refrigerated dips and salad dressings.
         Some of the statements in this press release are "forward-looking" and are made pursuant to the safe harbor provision of the Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this press release. These risks include, but are not limited to, the ability to integrate acquisitions, adverse weather conditions resulting in poor harvest conditions, raw milk, resin and fuel costs, interest rate fluctuations, the level of promotional spending, competitive pricing pressures, the effectiveness of marketing and cost management programs, and shifts in market demand and the other risks discussed in Dean Foods' Annual Report on Form 10-K for its fiscal year ended May 27, 2001. In addition, the exact timing of the merger, and of the intermediate steps that Dean Foods and Suiza Foods will take in connection with the completion of the merger, will depend on how quickly the companies obtain the necessary approvals for the transaction.

Contact: Howard Dean, Chairman and CEO
         Barbara Klein, Vice President, Finance & CFO
         (847) 678-1680




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Dean Foods Company
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                                                  (Registrant)


Date: September 14, 2001                      /s/ Barbara A. Klein
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                                                Barbara A. Klein
                                           Vice President, Finance and
                                             Chief Financial Officer